CERTIFICATION PURSUANT TO
                               18 U.S.C. ss.1350,
                                   PURSUANT TO
                            AS ADOPTED PURSUANT TO TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Annual Report of Wells Financial Corp.(the "Company") on Form 10-KSB for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Lonnie R. Trasamar, President and Chief Executive Officer, and James D. Moll, Treasurer (Principal Financial and Accounting Officer), certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/Lonnie R. Trasamar                           /s/James D. Moll
-------------------------------------           -------------------------------------------
Lonnie R. Trasamar                              James D. Moll
President and Chief Executive Officer           Treasurer
(Principal Executive Officer)                   (Principal Financial and Accounting Officer

Date:   March 25, 2003                          Date:   March 25, 2003

